Exhibit 99.2

Polaris Industries Inc. 4th Quarter & Full-Year 2009 Earnings Results January 28, 2010

Other Placeholder: 1 Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2010 sales, shipments, net income and cash flow, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; warranty expenses; foreign currency exchange rate fluctuations; effects of the KTM relationship; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2008 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.

Polaris Industries Inc. 4th Quarter & Full-Year 2009 Earnings Results Scott Wine CEO

Q4 2009 Net Income and EPS  Diluted EPS   $1.11  $1.31  +18%  Net Income  ($ in millions) $36.2 $43.9 +21% 2008 2009 Quality earnings growth driven by solid execution Net Income growth exceeds EPS due to share count dilution  Record Quarterly EPS

22.8% 27.3% +450 bpts 2009 2008    Q4 2009 Margins Gross profit margins improvement broad based Cost down, pricing, currency Strong Translation of Gross Margin expansion to Net Income   Net Income as a Percent of Sales  Gross Margins  Gross Margin  Op Expense  FinancialServices  Interest Expense  Non-Op Expense  Income Taxes  6.9%  9.3  2008  2009  Margin Expansion Remains Ongoing Priority 4.5% -0.5% 0.3% 0.1% -1.1% -0.9%

Q4 2009 Sales  Fourth Quarter 2008  $523.6  $-36.9  $-13.8  $-2.7  $1.6  $471.8  Total Company  Total Company  % Change in Total Company Sales  Sales decline of 10% less than previous quarters of 2010ORV sales down 12% International sales up 18% Sales to dealers below retail  -15% 2% 3% Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q3-09 Q4-09

North American Retail Sales Polaris N.A. retail sales performed better than expectations Side-by-side and Victory retail sales increased significantly in Q4 2010 Polaris retail sales projected to remain slightly negative Expect to once again outperform the industry 0% (percentage change from prior year) -12% -20% -23% -22% -17% -4% Snow Vic ORV TOTAL

Full Year 2009 Net Income and EPS  Diluted EPS   $3.50  $3.05  -13%  Net Income  ($ in millions) $117.4 $101.0 -14% 2008 2009   Results exceeded Company expectations Earnings down less than sales on strong gross margin expansion Earnings included $9.0 million, pre-tax, or $0.18 per share charge in Q1 ‘09

Full Year 2009 Sales  Full Year 2009  $1,948.3  $-284.6  $-26.0  $-40.7  $-30.9  $1,565.9  2008 Total Company  2009 Total Company  % Change in Total Company Sales  Sales declined in every business unit and every regionContinued ATV declines drove majority of ORV declineMilitary business up 51% Canada best performing major market, down 12% -27% 8% -1% -20%

2009 Financial Metrics Solid Results Despite Sales Decline 2009 Actual Var to ‘08 Sales $1,566 -20% Net Income $101.0 -14% Gross Profit % 25.1% +220 bpts Op Profit % 10.5% +110 bpts Net Income % 6.5% +50 bpts Cash Flow %  to Net Income 191% +41% pts Shareholder Return 60% +98% pts

2009 Investments

POLARIS

Created ORV Structure

ATVs and Side-by-sides combined

Created On-Road Division

Victory investments

Launched LEV business

Added VP Global New Market Development

GMs in EMEA and China

VP of Business Development

Strengthened Balance Sheet

Adjacency investments on-track and growing

Military and Bobcat

Innovation Leadership Confirmed

34 New Products Introduced

Polaris 2009: Delivered Results AND Invested in our Future

10

Polaris Industries Inc. 4th Quarter & Full-Year 2009 Earnings Results Bennett Morgan President & COO

Off-Road Vehicle Division  Polaris Sales ($000’s)  N.A. Off-Road Vehicle Industry  $1,306  -22% $1,021  Flat to up slightly  -25%  -10 to -15%  2010 projection 2009 estimate 2010 guidance 2008 2009 SXS ATV Robby Gordon Edition RZR 4 2009 SummaryGained market share in ATVs & SxSLaunched over 25 new productsSuccessfully merged ATVs and SxS- realized synergies 2010 ObjectivesBuild on Retail momentumGrowth from Adjacencies, Int’l and BobcatSuccessfully launch new products- RZR 4 + othersGain market share again Strong Market Share Gains in 2009

Adjacencies – Military / Bobcat   Polaris Military Sales ($000’s)  Military Strong growth continued Expanded Margins Expanded customer base  Expand product line in 2010 +51%  Up 20% to 30%  guidance  +42%  ATV deployed in Afghanistan  Bobcat Strategic Alliance On track to source Bobcat utility Vehicles in  2H 2010 Co-developed product planned for the future (Gp:) +   Expected Sales Trends from Bobcat Alliance  2010 2011 2012 expectations  Significant Growth Opportunity

Snowmobile Division

POLARIS

Polaris Sales ($000's)



$205.3
-13%
$179.2
Down slightly to up slightly
2008
2009
2010 guidance

N.A. Snowmobile Industry Sales



-12%
-10%
2008
2009
2010 projection



POLARIS

Polaris RUSH™

2009 Summary

RUSH™ named Snowmobile of the Year

Industry weaker than expected

Dealer & Factory Inventory at acceptable levels

Warranty was disappointing

Modest Market share decline

2010 Objectives

Industry-leading customer satisfaction

Flawless new product launch in March

Grow market share

Continue to improve profitability

Focus on Customer Experience

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On-Road Division – Victory  Sales ($000’s)  $93.6  -44% $52.8  Up 50%+  2010 guidance 2009 2008 2009  2009 Summary Industry retail sales very weak Market share gains in International & Canada Industry leading quality – 6 years straight Q4 retail sales up significantly Reduced # of models by 75%Cross Roads/Cross Country well received Expanded Victory team  2010 Objectives Create demand in North America – grow market share Realign cost structure Expand Globally Improve profitability  -10% to -15%  Q1 2009  Q2 2009  Q3 2009  Q4 2009  Full Year 2010  2010 guidance  Industry  Victory  N.A. Motorcycle Industry 1400cc+ and Victory Retail Sales  Regain Traction in 2010  FY 2009

On-Road Division – LEV  N.A. LEV Industry  Up mid  single digits  -23%  2010 projection  2009 estimate 2008  2009 Summary Launched 1st electric low emission vehicle Breeze™ well received Signed 10 dealers to date Learning the business  2010 Objectives Continue aggressive expansion Expand product line Grow profitability  Electric Vehicles Category Offers Incremental Growth

PG&A  Polaris Sales ($000’s)  $343.6  -9%  $312.7  Similar to overall Company Growth  2010 guidance  2009 PG&A Revenue by Business Unit  2009 PG&A Revenue by Product Category  Accessories 41%  2009 Summary Sales outperformed company Now 20% of Polaris sales Expanded margins Remains highest margin product line Productivity improved 15% in 2009 200+ MY ’10 introduction of new accessories   2010 Objectives Grow sales More focus on installed base Continue innovation focus Grow PG&A adjacencies   Grow While Maintaining / Expanding Margins Snow 20% Other 8% Victory 5% Off-Road Vehicles 67% Parts 55% Accessories 41% Apparel 4%

International Division  Polaris Sales ($000’s)  $304.2  -17% $252.4  Up 10% to 15% Growth  2010 guidance 2009 2008  2009 Revenue by Geography  2009 Revenue by Business Unit  2009 Summary Gained share in ORV in EMEA  Sales up 18% in Q4 2009 – currencies helpful Added GM in ChinaInitiated plan to enter Brazilian market   2010 ObjectivesGrow sales Further Strengthen Core EMEA business Develop new markets – China, Brazil Expand Victory Global distribution  Goal: >25% of Total Company Sales in 3-5 Years   Aus/NZ 12% Asia 1% Latin America 7% ME / Africa 8% Europe 72%  Snow 30.7 12% Off-Road Vehicles 164.1 65% Victory 10.9 4% PG&A 46.8 19% Total 252.5 100%

Operational Excellence Results – Quality, Costs & Speed  Cost - Gross Profit Margin Expansion  Up to +100 bpts  Guidance  22.1%  22.9%  25.1%  MVP business model in 50% of N.A. ORV dealers – integration progressing well New product development cycle time reduced again Product Cost reduction through value engineering a home run in 2009 Warranty expense higher than planned due to quality missteps – improvement expected Dealer count reduction was approximately 3% in 2009, expect low-single digits decline again in 2010  Creating Sustainable Competitive Advantage  +220 bpts  North American Dealer Count snowmobiles victory Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 2000 1600 1200 800 400 0

Operational Excellence Results - Inventories  Dealer inventory improved 24% from 2008 Lowest level since 1999 We desire further reductions in Core ATVs and motorcycles MVP Dealers realizing lower inventories at sustainable levels  Down 19% and $43 million from 2008 Lowest factory inventory in 5 years Additional progress expected in 2010  N.A. Dealer Inventory  Worldwide Factory Inventory  Healthier Distribution Channel and Significant Cash Flow Generation 2006 2007 2008 2009 -9% -10% -5% -24% -14% -5% 2% -19%

Polaris Industries Inc. 4th Quarter & Full-Year 2009 Earnings Results Mike Malone V.P. Finance and CFO

2010 Full Year Guidance   Product Line Sales    - Off-Road Vehicles Approximately flat to up slightly   - Snowmobiles Down slightly to Up slightly   - On-Road Vehicles Up over 50%   - PG&A Similar to overall company growth   Total Company Sales Up +1% to +3% Gross Margins Up to 100 bpts improvement Operating expenses Up in $ and % of sales Income Taxes In the range of 33.0% to 33.5% of pretax income Net Income Up 7% to 11% EPS, Diluted $3.15 - $3.30 (+3% to +8%) Share Count Increase throughout 2010 - similar trend to Q4 2009

Gross Profit Margin Percentage Trends Flexible variable cost structure and cost reduction momentum drives gross margin expansion    Q4 2009  "Full Year 2009"  "Guidance 2010"   Prior Period  22.8%  22.9%  25.1% Production volume adjustments   Product cost reduction efforts   Commodity costs   Currency rates   Higher selling prices  Product mix   Warranty costs   Tooling amortization  Sales promotional costs  Current period  27.3%  25.1%  Up to 26.1%     Change  +450 bpts  +220 bpts  Up to +100 bpts        Improvement to gross margin %      Impairment to gross margin %      Neutral to gross margin %

Financial Services Income   2009 wholesale credit income from PA joint venture = $13.7 million, up 3% 2009 retail credit income $1.1 million, down 81%, but now stabilized Retail credit approval rates and penetration rates stabilized  Financial Services Income by category   Retail Portfolio – HSBC, GE & Sheffield combined  Penetration Rate   Approval rate  53%  Q4 2009  50%  32%  39%  51%  31%  $17.1  $21.2  $ in millions  Income similar to 2009  2010 Guidance  54%  31% Q4 2008 Q4 2009

Balance Sheet and Liquidity Profile   $ In millions (except per share data) 2009 Fav (Unfav) 2008  2010 Guidance Total Debt – ending $200.0 ─  $200.0 Net Debt - ending (debt less cash balances) $59.8 $113.1  Improving again Credit Facility (expires December 2011) $450.0     –   $450 Average debt outstanding $268.1 $14.5  Lower than 2009 YE Debt Interest Rate (variable) 0.79% (0.02%)  Increase in 2H 2010 Factory Inventory $179.3 $43.0  Slightly lower than 2009 Capital Expenditures $43.9 $32.6  $50 to $55 Depreciation and amortization $64.6 $1.5  $65 to $70 Operating cash flow $193.2 $17.4  increase modestly Stock buyback $4.6 $102.6   Minimal open market repurchases Dividend $1.56 per share $0.04 per share  $1.60 per share (+3%)

First Quarter 2010 Guidance   Industry retail sales demand trends are expected to decline again in 2010 Polaris expects to gain market share Q1 2009 included a $0.18 EPS non-cash impairment charge on KTM investment Share count is expected to increase  - similar trend to Q4 2009  Total Company Sales (in millions)  Diluted EPS (in millions)  $312.0  Up 1% to 3%  Actual  Guidance  $0.26  $0.45 to $0.47  Up  73% to 81%  2009 Actual  2010 Guidance

Polaris Industries Inc.4th Quarter & Full-Year 2009 Earnings Results Scott WineCEO

What to Expect in 2010  Conservative outlook for powersports industry Double digit declines in NA & EMEA, better in BRIC Increased focus on growth International expansion gains traction Military, Bobcat, LEV drive adjacency growth Acquisition activity will increase Victory progress accelerates Margin expansion continues Operational Excellence becomes standard Consistent Strategy; Expect Return to Growth

Polaris Industries Inc.Thank you. Q & A